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                  SECURITY AGREEMENT AND MORTGAGE - TRADEMARKS

         AGREEMENT made this 24th day of April, 1996 between MOVIE STAR, INC., a New York corporation, ("Debtor") having an office at 136 Madison Avenue, New York, New York 10016, and ROSENTHAL & ROSENTHAL INC., a New York corporation (the "Secured Party") having an office at 1370 Broadway, New York, New York 10018.

         WHEREAS, Debtor has adopted the terms and designs described in Schedule A annexed hereto and made a part hereof;

         WHEREAS, as a condition to the Secured Party making any loans or advances to Debtor pursuant to the Financing Agreement dated as of the date hereof (as amended, supplemented or restated from time to time, the "Loan Agreement") between Debtor and the Secured Party, the Secured Party has required the execution and delivery hereof by Debtor;

         NOW, THEREFORE, IT IS AGREED that, for and in consideration of the loans and advances to be made under the Loan Agreement, and other good and valuable consideration, the receipt of which is hereby acknowledged, and as collateral security for the full and prompt payment and performance of all Obligations, as hereinafter defined, Debtor does hereby mortgage to and pledge with the Secured Party, and grant to the Secured Party a security interest in, all of its right, title and interest in and to (i) each of the Trademarks (as hereinafter defined), and the goodwill of the business symbolized by each of the Trademarks, all customer lists and other records of Debtor relating to the distribution of products bearing the Trademarks and each of the registrations described in Schedule A; and (ii) any and all proceeds of the foregoing, including, without limitation, any claims by Debtor against third parties for infringement of the Trademarks (collectively, the "Collateral").

         1. Terms defined in the Loan Agreement and not otherwise defined herein, shall have the meaning set forth in the Loan Agreement. As used in this Agreement, unless the context otherwise requires:

         "OBLIGATIONS" shall mean the "Obligations" as defined in the Loan Agreement, together with all indebtedness, obligations, liabilities and agreements of any kind of Debtor to Secured Party, incurred on the date hereof or hereafter arising, under or in connection with the Financing Documents.

         "TRADEMARKS" shall mean (i) all trademarks, trade names, trade styles, service marks, prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by Debtor, including, but not limited to, those described in Schedule A annexed hereto and made a part hereof, and (ii) all reissues, extensions or renewals thereof and all licenses thereof.

         2. Debtor hereby represents, warrants, covenants and agrees as follows:

         (a) To the best of its knowledge, Debtor has the sole, full and clear title to the Trademarks in the United States for the goods and services covered by the registrations thereof and such registrations are valid and subsisting and in full force and effect.

         (b) Debtor will perform all acts and execute all documents, including, without limitation, assignments for security in form suitable for filing with the United States Patent and Trademark Office, substantially in the forms of
Exhibit 1 hereof, requested by the Secured Party at any time to evidence, perfect, maintain, record and enforce the Secured Party's interest in the Collateral or otherwise in furtherance of the provisions of this Agreement, and Debtor hereby authorizes the Secured Party to execute and file one or more
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financing statements (and similar documents) or copies thereof or of this
Agreement with respect to the Collateral signed only by the Secured Party.

         (c) Except to the extent that the Secured Party, upon prior written notice of Debtor, shall consent, Debtor (either itself or through licensees) will continue to use the Trademarks on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain the Trademarks in full force free from any claim of abandonment for nonuse and Debtor will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

         (d) Debtor will promptly pay the Secured Party for any and all reasonable sums, costs, and expenses which the Secured Party may pay or incur pursuant to the provisions of this Agreement or in enforcing the Obligations, the Collateral or the security interest granted hereunder, including, but not limited to, all reasonable filing or recording fees, court costs, collection charges, travel, and reasonable attorneys' fees, all of which together with interest at the highest rate then payable on the Obligations shall be part of the Obligations and be payable on demand.

         (e) In no event shall Debtor, either itself or through any agent, employee, licensee or designee file (i) an application for the registration of any Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof or
(ii) any assignment of any patent or trademark, which Debtor may acquire from a third party, with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, unless Debtor shall, on or prior to the date of such filing, notify the Secured Party thereof, and, upon request of the Secured Party, execute and deliver any and all assignments, agreements, instruments, documents and papers as the Secured Party may request to evidence the Secured Party's interest in such Trademark and the goodwill and general intangibles of Debtor relating thereto or represented thereby, and Debtor hereby constitutes the Secured Party its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full.

         (f) Debtor has the right and power to make the assignment and to grant the security interest herein granted; and the Collateral is not now, and at all times hereafter will not be, subject to any liens, mortgages, assignments, security interests or encumbrances of any nature whatsoever, except in favor of the Secured Party, and none of the Collateral is subject to any other claim.

         (g) Except to the extent that Secured Party, upon prior written notice from Debtor, shall consent, Debtor will not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license, or otherwise dispose of any of the Collateral, and nothing in this Agreement shall be deemed a consent by the Secured Party to any such action except as expressly permitted herein.

         (h) As of the date hereof neither Debtor nor any affiliate or subsidiary thereof owns any Trademarks or has any Trademarks registered in, or the subject of pending applications in, the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, other than those described in Schedule A.

         (i) Debtor will take all necessary steps in any proceeding before the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, to maintain each application and registration of the Trademarks, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings (except to the extent that dedication, abandonment or invalidation is permitted under paragraph 2(c) hereof).

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         (j) Debtor assumes all responsibility and liability arising from the use of the Trademarks and Debtor hereby indemnifies and holds Secured Party harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees) arising out of any alleged defect in any product manufactured, promoted or sold by Debtor (or any affiliate or subsidiary thereof) in connection with any Trademark or out of the manufacture, promotion, labelling, sale or advertisement of any such product by Debtor (or any affiliate or subsidiary thereof). Debtor agrees that Secured Party does not assume, and shall have no responsibility for, the payment of any sums due or to become due under any agreement or contract included in the Collateral or the performance of any obligations to be performed under or with respect to any such agreement or contract by Debtor and Debtor hereby agrees to indemnify and hold the Secured Party harmless with respect to any and all claims by any person relating thereto.

         (k) Secured Party may, in its sole discretion, pay any amount or do any act required of Debtor hereunder or requested by Secured Party to preserve, defend, protect, maintain, record or enforce Debtor's obligations contained herein, the Obligations, the Collateral, or the right, title and interest granted Secured Party herein, and which Debtor fails to do or pay, and any such payment shall be deemed an advance by Secured Party to Debtor and shall be payable on demand together with interest at the highest rate then payable on the Obligations.

         (l) Debtor agrees that if it, or any affiliate or subsidiary thereof, learns of any use by any person of any term or design likely to cause confusion with any Trademark, it shall promptly notify Secured Party of such use and, if requested by Secured Party, shall join with Secured Party, at the Debtor's expense, in such action as Secured Party, in its reasonable discretion, may deem advisable for the protection of Secured Party's interest in and to the Trademarks.

         (m) All licenses of its Trademarks which Debtor has granted to third parties are set forth in Schedule B hereto.

         3. Upon notice of the occurrence of a Default (as defined in the Loan Agreement) or an Event of Default (as defined in any of the Financing Documents referred to in the Loan Agreement) (whenever used herein, the term "Event of Default" having such meaning) and during the continuation thereof, in addition to all other rights and remedies of the Secured Party, whether under law, the Loan Agreement or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently, without (except as provided herein) notice to, or consent by, Debtor, the Secured Party shall have the following rights and remedies: (a) Debtor shall not make any further use of the Trademarks or any mark similar thereto for any purpose; (b) the Secured Party may, at any time and from time to time, upon 10 days' prior notice to Debtor, license, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any of the Trademarks, throughout the world for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its sole discretion determine; (c) the Secured Party may (without assuming any obligations or liability thereunder), at any time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of Debtor in, to and under any one or more license agreements with respect to the Collateral, and take or refrain from taking any action under any thereof, and Debtor hereby releases the Secured Party from, and agrees to hold the Secured Party free and harmless from and against any claims arising out of, any action taken or omitted to be taken with respect to any such license agreement; (d) the Secured Party may, at any time and from time to time, upon ten (10) days' prior notice to Debtor, assign, sell, or otherwise dispose of, the Collateral or any of it, either with or without special or other conditions or stipulations, with power to buy the Collateral or any part of it, and with power also to execute assurances, and do all other acts and things for completing the assignment, sale or disposition which the Secured Party shall, in its sole discretion, deem appropriate or proper; and (e) in addition to the foregoing, in order to implement the assignment, sale or other disposal of any of the Collateral pursuant to subparagraph 3(d) hereof, the Secured Party may, at any time, pursuant to the authority granted in the Powers of Attorney described in paragraph 4 hereof, execute and deliver on behalf of Debtor, one or more instruments of assignment of the Trademarks (or any application or registration thereof), in form suitable for filing, recording or registration in any country. Debtor agrees to pay when due all reasonable costs incurred in any such transfer of the

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Trademarks, including any taxes, fees and reasonable attorneys' fees, and all such costs shall be added to the Obligations. The Secured Party may apply the proceeds actually received from any such license, assignment, sale or other disposition to the reasonable costs and expenses thereof, including, without limitation, reasonable attorneys' fees and all legal, travel and other expenses which may be incurred by the Secured Party, and then to the Obligations, in such order as to principal or interest as the Secured Party may desire; and Debtor shall remain liable and will pay the Secured Party on demand any deficiency remaining, together with interest thereon at a rate equal to the highest rate then payable on the Obligations and the balance of any expenses unpaid. Nothing herein contained shall be construed as requiring the Secured Party to take any such action at any time, including no obligation on the part of the Secured Party to take any actions to defend the Trademarks. In the event of any such license, assignment, sale or other disposition of the Collateral, or any of it, after the occurrence or continuation as hereinabove provided of an Event of Default, Debtor shall supply its know-how and expertise relating to the manufacture and sale of the products bearing or in connection with the Trademarks, and its customer lists and other records relating to the Trademarks and to the distribution of said products, to the Secured Party or its designee.

         4. Concurrently with the execution and delivery hereof, Debtor is executing and delivering to the Secured Party, in the form of Exhibit 2 hereto, five originals of a Power of Attorney for the implementation of the assignment, sale or other disposal of the Trademarks pursuant to paragraphs 3(d) and (e) hereof and Debtor hereby releases the Secured Party from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Secured Party under the powers of attorney granted herein.

         5. No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Agreement and executed by the party to be charged. The execution and delivery of this Agreement has been authorized by the Board of Directors of Debtor and by any necessary vote or consent of stockholders thereof. This Agreement shall be binding upon the successors, assigns or other legal representatives of Debtor, and shall, together with the rights and remedies of the Secured Party hereunder, inure to the benefit of the Secured Party, its successors, assigns or other legal representatives. This Agreement, the Obligations and the Collateral shall be governed in all respects by the laws of the United States and the laws of the State of New York. Debtor hereby submits to the nonexclusive jurisdiction of the Supreme Court of the State of New York and the federal courts of the United States of America located in such State in any action or proceeding arising under this Agreement. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby.

         6. Upon payment in full of all Obligations and the termination of the Loan Agreement, the Secured Party will take whatever actions Debtor deems reasonably necessary to release or reconvey (without representation or warranty) to Debtor the Power of Attorney and all right, title and interest of Debtor in and to the Collateral, except any portion of the Collateral which has been sold, assigned or otherwise disposed of pursuant to the terms of the Loan Agreement and/or this Agreement.

                           * * * * * * * * * * * * * *

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         IN WITNESS WHEREOF, Debtor and the Secured Party have caused this
Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                 MOVIE STAR,INC.



                                 By /S/ MARK M. DAVID
                                    --------------------
                                         Name: MARK M. DAVID
                                               -------------------
                                         Title: CHAIRMAN
                                                ------------------


                                 ROSENTHAL & ROSENTHAL, INC.



                                 By /S/ JERRY SANDAK
                                    --------------------
                                         Name: JERRY SANDAK
                                               -------------------
                                         Title: EXECUTIVE VICE PRESIDENT
                                                ------------------------

                         SCHEDULES AND EXHIBITS OMITTED

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